EXHIBIT 99.1

NASDAQ: VWAV



OVERVIEW · SEPTEMBER 2026

VisionWave Holdings, Inc.

Intelligence for Autonomous Systems

IMPORTANT NOTICE

Forward-Looking Statements

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including statements regarding VisionWave Holdings, Inc.'s (the "Company" or "VisionWave") business strategy, market opportunities, technology development (including qSpeed™, VisionWave Stratum™, VisionRF™, and other core platforms), dual-market positioning in defense/homeland security and commercial sectors, operating model, acquisition plans, subsidiary performance (e.g., Solar Drone), technology transfer benefits, recent developments (e.g., RF-based partnerships, qSpeed advancements), leadership capabilities, and future growth, innovation, revenue potential, and shareholder value creation. These statements are based on current expectations, assumptions, estimates, projections, and beliefs of the Company's management as of the date of this presentation, and are subject to significant risks, uncertainties, and other factors that could cause actual results, performance, achievements, timelines, or outcomes to differ materially from those expressed or implied herein.

Forward-looking statements can be identified by words such as "believes," "expects," "could," "may," "will," "should," "seeks," "likely," "intends," "plans," "projects," "estimates," "anticipates," "potential," "aims," "designed to," "intended to," "targeting," "positioned at," "accelerating," "compounding," or similar expressions, or discussions of strategy, plans, intentions, or future events. These statements speak only as of the date of this presentation (September 2026), and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise, except as required by applicable law.

Important factors that could cause actual results to differ materially include, but are not limited to:

Technology and Product Development Risks: The Company's technologies (e.g., qSpeed computational acceleration, RF sensing, AI engines) are in early/pre-commercial stages, including proof-of-concept phases; risks of technical challenges, delays in development, integration failures, scalability issues, performance shortfalls (e.g., latency reductions, threat detection accuracy), or inability to achieve intended benefits in defense or commercial applications; dependence on successful POC demonstrations, third-party evaluations, and regulatory certifications.

Market and Adoption Risks: Uncertainty in realizing the estimated total market sizes described in this presentation (approximately $2.6 trillion defense, approximately $1.5 trillion civilian), which are not the Company's addressable market, due to competition, evolving customer needs, regulatory changes, or failure to penetrate markets; reliance on government contracts/funding in defense (subject to budget cuts, procurement delays, geopolitical events) and commercial scalability in nascent sectors like autonomous vehicles, drones, and smart infrastructure.

Acquisition, Integration, and Partnership Risks: Challenges in executing disciplined acquisitions and investments (e.g., Solar Drone, SaverOne strategic exchange, currently approximately 41% of ordinary shares on a non-controlling basis, with potential to reach approximately 51% fully diluted under the January 2026 agreement, subject to milestones, equity issuances, regulatory approvals and customary closing conditions); integration difficulties, cultural mismatches, IP conflicts, milestone non-achievement, dilution from equity deals, or underperformance of subsidiaries/operating companies.

Operational and Financial Risks: Limited operating history post-July 2025 business combination; potential material weaknesses in internal controls, liquidity constraints (the Company's primary sources of liquidity have been cash from financing activities. For the nine months ended June 30, 2026, the Company's net loss was $45,776,615. During the nine months ended June 30, 2026, the Company used cash of $14,821,280 for operating activities. As of June 30, 2026, the Company had an accumulated deficit of $60,788,463 as of June 30, 2026. As of June 30, 2026, working capital deficit was $33,262,307 and cash was $4,881,610. On July 25, 2025, the Company entered into the Standby Equity Purchase Agreement ("SEPA") with YA II PN, LTD, a Cayman Islands exempt limited partnership (the "Investor") pursuant to which the Company has the right to sell to the Investor up to $50 million of its shares of common stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. The Company received proceeds of $10,540,571, from draw down during the nine months ended June 30, 2026. The Company also received net proceed of $16,975,000 for loan issued during the nine months ended June 30, 2026 (See Note 14) and $850,000 from the issuance of convertible notes during the same periods), cash burn from R&D/acquisitions; dependence on key personnel (e.g., leadership transitions); concentration in defense sector exposing to industry-specific downturns.

Intellectual Property and Regulatory Risks: Ability to protect, enforce, and monetize intellectual property that is principally centralized at the holding company, with certain rights held at subsidiary or joint venture level; export controls, ITAR/FAR compliance in defense tech; data privacy/security issues in AI/RF applications; litigation risks related to IP infringement, contracts, or shareholder claims.

Economic, Geopolitical, and External Risks: General economic conditions, inflation/interest rates, supply chain disruptions, international conflicts affecting defense spending or tech supply; cybersecurity threats; pandemics or other events impacting operations. Market and industry data are from third-party sources identified herein; the Company has not independently verified this data and does not adopt it. Information contained on, or accessible through, our website is not incorporated by reference into this presentation or any of our filings. Product descriptions include capabilities that are under development and not commercially available.

Other Risks: As detailed in the Company's SEC filings (e.g., Form 10-K, 10-Q, 8-K), including risk factors related to SPAC business combinations, Nasdaq listing compliance, and emerging growth company status.

These risks, among others, are described in more detail in the Company's filings with the U.S. Securities and Exchange Commission (SEC), available at www.sec.gov. Investors, analysts, and other readers are strongly cautioned not to place undue reliance on these forward-looking statements, as they are not guarantees of future performance or outcomes. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements except as required by law.

This cautionary statement should be read in conjunction with the full presentation and the Company's periodic reports. This presentation is for informational purposes only and does not constitute an offer to sell or solicitation of an offer to buy securities. Market and industry data are from third-party sources identified herein; the Company has not independently verified this data and does not adopt it. Information contained on, or accessible through, our website is not incorporated by reference into this presentation or any of our filings. Product descriptions include capabilities that are under development and not commercially available. Images in this presentation include both field photography and computer-generated renderings of products under development, which do not depict products in operational use.

VisionWave

A dual-market autonomous systems and sensing technology company.

VisionWave develops proprietary AI, computational and RF-based technologies for unmanned ground and air vehicles, and intends to deliver them as complete mission systems rather than integrated third-party parts. Intellectual property and R&D are principally centralized at the holding company and licensed to subsidiaries and partners, with certain rights held at subsidiary or joint venture level.



Nasdaq: VWAV	USA · UK · FR · IL	30 patents
Public since July 2025	Offices internationally	21 granted, 9 pending

MISSION

Power the future of autonomous systems using advanced proprietary technologies, AI, computational acceleration, and RF-based sensing, integrated into unmanned vehicles across air and ground for defense and commercial markets.

VISION

Build a diversified autonomous-systems platform, extend defense-proven technologies into large commercial markets, and create long-term shareholder value through IP ownership, scale, and disciplined growth.

What this overview covers

- STRATUM ground platforms
- Aerial platforms across ISR, logistics, strike and counter-UAS
- Aerial maintenance and composite aerostructures
- Sensing, radar and RF payloads
- Autonomy, C2 and AI software

STRATEGY

VISIONWAVE

Dual-Market Strategy for Growth – plus M&A

01

Defense & Homeland Security

Mission-critical autonomy and sensing, ISR, counter-UAS, force protection, and EW.

02

Commercial & Infrastructure

Scalable applications in energy, inspection, and industrial operations.

03

Disciplined M&A

Expand reach without duplicating core development; integrate via shared IP.

OPERATING MODEL

- VisionWave Holdings retains principal IP ownership and R&D leadership; certain rights are held at subsidiary or joint venture level.
- Operating companies execute in defined markets with commercial focus.
- Shared technologies enable cross-market leverage; disciplined M&A integration.



Two demand curves, one platform

Defense modernization and commercial automation are both accelerating. VisionWave serves both.

$2.6T

DEFENSE & HOMELAND SECURITY 2026

Autonomous weapons & UAV · counter-drone · border security · critical-infrastructure protection · EW · fire control.

$1.5T+

COMMERCIAL & CIVILIAN INFRASTRUCTURE 2026

Autonomous vehicles ($300B+) · energy · commercial drones · smart cities ($820B+) · medical imaging ($47B+) · industrial automation ($395B+).



Illustration: Expeditionary autonomy across defense and commercial domains.

These figures represent total estimated market or spending size, not the Company's addressable market, sales pipeline, backlog or expected revenue. The defense figure is 2026 global defense spending; the civilian figure is the sum of the quantified segments shown. The Company has not independently verified this third-party data. Sources: Global Defense Spending to Top $2.6 Trillion in 2026: McKinsey & Company Commercial Drone Market Size, Share & Growth Report – 2032: Grand View Research Smart Cities Market Size And Share | Industry Report, 2030: Fortune Business Insights Medical Imaging Market Size, Share | Growth Analysis [2034]: MarketsandMarkets Precision Farming Market 2025- 2032 [293 Pages & 242 Tables]

VISIONWAVE

One solution. Three layers.

An integrated autonomous systems stack across platforms, payloads and software.

01

PLATFORMS

Platforms across air and ground.

- VARAN, RANGER, SCOUT and RECON ground systems
- TALON tactical aerial family
- D-FLY and counter-UAS effectors
- Solar Drone aerial maintenance system

02

PAYLOADS

Modular mission modules.

- ISR, surveillance and force protection
- Logistics, resupply and casualty support
- Counter-UAS and electronic warfare
- Manned and unmanned teaming

03

INTELLIGENCE

The software layer.

- Stereoscopic optical and thermal IR sensing
- Active and passive RF sensing options
- STRATUM Command and Stratum AI
- xCalibre AI video intelligence, AeroFleet, qSpeed

In development: one production line, one training pipeline and one support chain across defense, agriculture and aviation infrastructure.

VISIONWAVE

Built for the ground it works on

The same four platforms, configured for the mission and the terrain in front of them.



Illustration: RANGER in troop. Expeditionary maneuver across open desert, three vehicles, one section.



Illustration: VARAN towing a communications and equipment trailer on a sustainment run.



Illustration: SCOUT and RECON on a dismounted reconnaissance task, rider-operated, minimal signature.

Every ground platform is designed to be field-serviceable, to move on its own logistics and to carry a mission module rather than a fixed fit.

UGV HIGHLIGHT · SEE PRODUCT CATALOGUE

VISIONWAVE

VARAN in the field

Payload-agnostic by design. The chassis stays constant; the mission module changes.



VARAN in field operation. Click the photo to view the reveal film.

TECHNICAL CHARACTERISTICS

Payload 500 kg · towing 1,000 kg+
Maximum speed 70 km/h (45 mph)
Mission time 4 hrs, extendable to 28 hrs
Gradient 60%, side slope 40%

PAYLOAD OPTIONS

Drone Canisters

Launch and recovery for tactical aerial assets.

Remote Weapon Stations

Stabilized machine gun and small caliber mounts.

Radar & RF Sensing

Detection, classification, electromagnetic awareness.

ISR & Optical Mast

EO/IR sensors and elevated observation.

Logistics & Resupply

Cargo, ammunition, fuel and water modules.

Specialist Modules

Medical, EOD, EW and route clearance.

VISIONWAVE

The aerial line-up

Tactical ISR, logistics, strike, counter-UAS and infrastructure maintenance, from one command layer.



Tactical aerial

Illustration

TALON 10, ISR surveillance
TALON HEAVY LIFT 40, logistics
TALON 10 STRIKE, FPV strike
TALON GUARDIAN, two-stage payload release
TALON SHOOTER, gimbaled for precision support



Counter-UAS & effectors

Illustration

D-FLY, autonomous intercept
Counter-UAS interceptor
Silent electric, man-portable
Layered response across STRATUM



Commercial aerial

Illustration

Solar Drone, aerial maintenance
High pressure cleaning at height
Composite aerostructures
Airframes and radomes

Every aerial platform is designed to be interoperable with STRATUM Command, so ground and air assets are tasked from one mission picture and one operator control station.

VISIONWAVE

Air and ground, one mission picture

Aerial assets launch from the ground element, work the same picture and recover to it.



Illustration: Ground-launched aerial effects. A towed launch bed keeps the aerial layer moving with the force.



Illustration: Paired aerial platforms over a contested urban area, holding autonomous overwatch.



Illustration: One operator, one aerial asset, launched and recovered from a RECON platform.

Air and ground are designed to be tasked from one mission picture and one operator control station, across the whole STRATUM ecosystem.

VISIONWAVE

Maintenance from the air


Illustration

Solar Drone: pressure-washer force, delivered from the air.

Solar Drone moves infrastructure maintenance off the ground. Up to 30 minutes in the air, with capacity to clean up to 50 panels.

Cleaning, washing and spraying are carried out from the air on assets that would otherwise need scaffolding, access equipment, rope teams or a production shutdown. The aircraft carries the lance; the ground vehicle or tank carries the liquid, the chemistry and the power.

Solar and agri-PV cleaning	Panel washing at height across solar farms and agri-PV structures, without a shutdown.
Facility and structure washing	Hangars, terminals, signage, lighting, insulators and industrial structures.
Canopy and vertical spraying	Orchard canopy, trellis and sloped rows beyond the reach of ground equipment.
Paired with a ground tender	VARAN resupplies the aircraft in the field and extends the working day.

NO SCAFFOLDING. NO SHUTDOWN. The system is designed to allow the asset to remain in service while it is maintained, and to move working-at-height exposure from the crew to the aircraft.

Wholly owned VisionWave company. · www.solardrones.net · Commercial operations are subject to aviation, environmental and other regulatory approvals in each jurisdiction, which have not been obtained in all jurisdictions. Information on www.solardrones.net is not incorporated by reference into this presentation.

VISIONWAVE

Composite aerostructures

Airframe, radome and structural manufacturing supporting aerial products.

If the pending acquisition is completed, the Company expects to have access to composite manufacturing capability covering unmanned airframes, drones and radomes up to approximately 18 m wingspan, alongside civil aviation structural parts. The capability supports the aerial product line with sovereign-capable production of large composite structures and low-observable radome assemblies.



Structural assembly and large-format tooling.

UAV airframes

Large composite airframes and structural assemblies for unmanned systems.

Radomes

Radome manufacture for radar and RF sensing payloads.

Civil aviation parts

Structural parts for commercial aircraft programmes.

Sovereign-capable production of large composite structures, from tooling through to finished assembly.

Capability provided through a pending majority acquisition. Availability is subject to closing conditions. Please see risk factors as filed [Inline Viewer: VISIONWAVE HOLDINGS INC. 10-Q 2026-06-30]

VISIONWAVE

Dual-Use Technology Transfer

The same core technologies move in both directions, hardening commercial products and scaling defense-proven capability.

MILITARY → CIVILIAN

Drones, Counter-UAS & UGV

Argus autonomous navigation in GPS-denied zones; de-mining, gun platforms, troop/cargo movement → delivery UGVs, agri-monitoring, search-and-rescue, inspection.

Vision-RF Defense Systems

WaveStrike RF fire control, see-through-wall detection, NLOS targeting → building inspection, infrastructure integrity, medical imaging, survivor location.

AI-Powered Threat Detection

Combat image enhancement, real-time threat classification (qSpeed) → early disease detection, autonomous-vehicle perception, security enhancement.

CIVILIAN → MILITARY

Commercial Drone Technology

Collision avoidance, swarm coordination, IoT connectivity → enhanced UAV coordination, resilient comms, tactical swarm ops with qSpeed acceleration.

5G & RF Communications

Civilian 5G, IoT sensor networks, smart-city RF → battlefield spectrum awareness, counter-electronic warfare, resilient tactical comms.

Edge AI Optimization

Smartphone AI, IoT efficiency, battery-optimized processing → tactical edge computing, real-time battlefield analytics, decision support.

VISIONWAVE

IP Portfolio and Software Development

A robust patent portfolio built through internal development, acquisition, and joint ventures

VisionRF

RF sensing for threat detection, infrastructure inspection, and non-line-of-sight. Under development.

xCalibre (acquired IP)

AI video-intelligence "Camera-as-sensor" AI turning camera streams into machine-actionable intelligence; in Solar Drone.

GhostSight™

Hybrid Passive Radar Architecture Using Intelligent Cooperative Illumination. Under development.

SDNN ("Mother")

Symbiotic Deep Neural Network: central AI reasoning layer designed to fuse UGV, UAV, satellite, and sensor data. Under development.

qSpeed

Computational-acceleration architecture designed to cut latency in fire control, counter-UAS, and mining. Under development.

DeepWave RF

RF + AI + SDR for subsurface geological sensing (oil / gas / mineral); tied to the Liberia engagement. Under development.

Patent portfolio: 30 total, 21 granted and 9 pending. Pending applications may not issue, and issued patents may be challenged, narrowed or designed around. Full list at www.vwav.inc; information on the website is not incorporated by reference into this presentation.

VISIONWAVE

Sensing payloads across the spectrum

Detection, classification and electromagnetic awareness, mounted on ground and aerial platforms.

VisionRF sensing

RF sensing for threat detection, infrastructure inspection and non line of sight detection. Being commercialized with SaverOne, in which the Company holds a non-controlling stake. Under development.

GhostSight™ hybrid passive radar

Passive receiver layer with intelligent cooperative illumination. Detection without an emitting radar site. **Under development.**

Electronic warfare modules

EW and spectrum monitoring payloads carried on the VARAN chassis and on TALON.

DeepWave RF

RF, AI and software defined radio for subsurface geological sensing across oil, gas and mineral applications. **Under development.**



Illustration: *DeepWave RF sensing offshore: the system is designed to resolve subsurface returns from surface RF.*

Sensing payloads mount on the same interface as every other VARAN module, so a platform can move between an ISR, an EW and a logistics role without returning to depot.

VISIONWAVE

STRATUM™ Command + Stratum AI™

Agentic AI for Mission Intelligence and Autonomous Systems

Portions of the capability described below are under development. STRATUM Command is the AI-enabled sensing, mission intelligence and battlefield awareness layer. Stratum AI sits above it as VisionWave's agentic AI intelligence and orchestration layer, coordinating autonomous systems, AI agents and mission workflows, fusing field data, and delivering real-time decision support across defense, homeland security and commercial operations.

Agentic AI Mission Orchestration

Designed to provide one shared, real-time operating picture across every platform.

Sensor fusion

Field data fused into actionable, source-cited decision support.

Autonomy orchestration

Defense, homeland security and commercial assets from one station.


Stratum AI
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Defense & Cybersecurity Intelligence
Stratum AI
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Stratum AI product interface.

DESIGNED FOR ONE OPERATOR. One picture. Every domain.

One interface, three focus markets

The chassis and the autonomy stay constant. The mission module changes with the market.

Defense & Security

- ISR and observation
- Remote weapon stations
- Drone canisters
- Radar, RF and EW modules
- Cargo, fuel, water and ammunition
- Medical, EOD and route clearance

Agritech

- Precision spraying, boom or spot
- Seeding and planting hoppers
- Crop, soil and yield sensing
- Tillage and mechanical weeding
- Harvest and input logistics
- Orchard, vineyard and livestock support

Airport Operations

- Ground support and ramp operations
- Baggage and cargo transfer
- Runway inspection and deicing
- Wildlife hazard management
- Counter-UAV support
- Perimeter and infrastructure monitoring

Payload interfaces are common across the ground family, so a module qualified on one platform transfers to the others. Agritech and airport applications are subject to aviation, environmental, pesticide and airport operator approvals in each jurisdiction, which have not been obtained in all jurisdictions.



ONE ECOSYSTEM

Designed to integrate as one seamless system

Ground platforms, aerial platforms and the intelligence layer are procured, trained and supported as one system, not as separate purchases stitched together in the field.

REACH

Global Target Markets

United States
HQ, R&D & capital markets. Submitted proposals in response to U.S. Army counter-sUAS solicitations; no award has been received.
Binding MOA with a Tier-1 defense contractor.

Israel
VisionWave IL Ltd. operations. SaverOne (~41%, non-controlling; up to ~51% fully diluted subject to milestones and approvals), CMFBM (large manufacturing facilities); MoD border-security program.

United Kingdom
VisionWave UK Ltd. Program and design management for VARAN UGV, TALON & D-FLY UAVs. Stratonex Defence Partners - strategic partnership representing VisionWave into armed forces in UK and Europe.

France
Business Development/ Operational offices; first int'l defense-exhibition presence at Eurosatory 2026 (Paris).

Asia
India: Large UGV opportunities; MoD 10-year agreement discussions; local manufacturing feasibility. Paid pilot with a $13B UAE arms maker. Multiple other opportunities in Asia (Korea, Japan, Singapore, Indonesia). Preliminary and non-binding.

Latin America / Mexico
First commercial homeland-security order: for a Mexican state government, for drone-based surveillance.

Africa
Letter of Engagement with NOCAL (Liberia), offshore Blocks LB-4/LB-5; LPRA prequalification underway. DeepWave RF subsurface-sensing in development. Depends on technology that has not been commercially demonstrated.

Germany
Negotiating a trial with the German Army regarding a possible counter-UAS interceptor.

VISIONWAVE

The VisionWave Advantage

Technology

Under development and evaluation for defense applications; proven and field-tested in commercial applications.

Dual Revenue Streams

Pursuing revenue from both defense and commercial channels, including the first homeland-security order (Apr 2026).

Accelerated Innovation

Military rigor pushes boundaries; civilian iteration refines deployment and opens bigger target markets.

Strategic Partnerships

Seeking to further integrate VisionWave technologies across the defense ecosystem.

Shared R&D Investment

A single platform serves multiple markets, reducing per-unit development cost.

National Security Value

Maintaining the defense industrial base through commercial viability.


DEEPWAVE

Illustration: *DeepWave RF survey data reviewed in the field office.*



Manned-unmanned teaming under canopy.

VISIONWAVE

Executive Leadership



Doug Davis

CEO & Executive Chairman

35+ yrs in tech & finance; CEO/BD and M&A leadership. AB Stanford, MBA UCLA.



Dr. Danny Rittman

CTO & CISO

Inventor in AI, chip design & software; PhD Computer Science; quantum processors.



Erik Klinger

Chief Financial Officer

M&A and capital markets; former CEO of CIMfinity, CFO of Gopher Protocol. Dartmouth, MBA UCLA.



Eric T. Shuss

COO & Board Member

Enterprise leadership in AI, robotics, ERP, telecom & automation; serial founder/CEO.



Atara Dzikowski

VP Business Development & M&A

BD executive & founder; AI, e-commerce, drones & green-energy; global market expansion.

Board of Directors



Doug Davis

Chairman

CEO & Executive Chairman; 35+ yrs in tech, finance, and M&A.



Chuck Hansen

Lead Independent Director

CEO of Electro Scan; 19 patents; FAA-certified pilot & drone operator. BS Berkeley, MBA UCLA.



Haggai Ravid

Independent · Audit Chair

Former CEO of Cukierman & Co. Investment House; CFO of Seamless Group (Nasdaq: CURR).



Atara Dzikowski

Director · M&A Committee Chair

BD executive & founder; AI, e-commerce, drones, green energy; former public-company CEO.



Judit Nagypal

Independent Director

Senior exec across Microsoft, Coca-Cola, Danone, and Kraft; tech partnerships & human capital.



Daniel (Zalman) Ollech

Independent Director

Global commodities, supply-chain, and secure digital-infrastructure expertise.



Mansour Khatib

Independent Director

Former CEO of GBT Technologies; oversight on governance, compliance, and strategy.



Eric T. Shuss

Director

COO; enterprise systems, cloud, and automation leader.



Shayna Quinn

Independent Director

M&A and operations executive; mobility & advanced tech; former Kaptyn and Juno leadership.

Advisory Board & Regional Leadership

ADVISORY BOARD



Ambassador (Ret.) Ned L. Siegel

Advisory Board Member

Former U.S. Ambassador to the Bahamas; decades of leadership in real estate, public service, and advisory roles. J.D., Dickinson.



Ben Everitt

Advisory Board Member

Former UK Member of Parliament and Royal College of Defence Studies graduate; deep Whitehall and Armed Forces networks.



V. Admiral (Ret.) Eliezer Marom

Advisory Board Member

Former Commander of the Israeli Navy; former chairman of the Israeli airport authority; warfare-systems expert.

REGIONAL LEADERSHIP

Jez Williman

Managing Director, UK & Europe

Einav Eliraz

CFO, Israel Operations

Adir Sabag

Director, Israel Operations

VISIONWAVE

LAUNCHED AT EUROSATORY 2026

Let's talk.

A detailed briefing, including platform specifications, mission configurations, financials, and demonstration footage, is available to qualified parties subject to execution of an appropriate Non-Disclosure Agreement. Contact us to arrange an introductory call or an in-country technical visit.

CONTACT

Investor Relations
ir@vwav.inc

Web
www.vwav.inc

Nasdaq: VWAV

VisionWave Holdings, Inc. · West Hollywood, CA USA · Wilmington, DE USA

See slide 2 for forward-looking statement cautionary language. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities. Images include both field photography and computer-generated renderings of products under development.